UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2009

TALECRIS BIOTHERAPEUTICS HOLDINGS CORP.

 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34473 (Commission File Number)	20-2533768 (I.R.S. Employer Identification No.)

P.O. Box 110526 4101 Research Commons 79 T.W. Alexander Drive Research Triangle Park, North Carolina	27709
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 316-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 16, 2009, Talecris Biotherapeutics Holdings Corp., a Delaware corporation, issued a press release announcing the pricing of $600 million aggregate principal amount of 7.75% senior notes due 2016, which will be issued in a private placement pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). A copy of the press release is being filed as Exhibit 99.1 hereto and is incorporated herein by reference.  The press release was issued pursuant to and in accordance with Rule 135c promulgated under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No.	Description

99.1	Press Release of Talecris Biotherapeutics Holdings Corp., dated October 16, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALECRIS BIOTHERAPEUTICS HOLDINGS CORP.

	By:	/s/ John F. Gaither, Jr.
Name: John F. Gaither, Jr.
Title: General Counsel

Date: October 16, 2009

EXHIBIT INDEX

No.	Description

99.1	Press Release of Talecris Biotherapeutics Holdings Corp., dated October 16, 2009